UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2006
TRM CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-19657	93-0809419

(State or other jurisdiction	Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
5208 N.E. 122nd Avenue, Portland, Oregon 97230
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (503) 257-8766
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Press Release dated November 14, 2006

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On November 14 2006, Richard Stern was appointed Chief Operating Officer. Mr. Stern, age 45, joined the Company on October 1, 2006, as Executive Vice President of Corporate Operations. He previously served as Vice President/General Manager of Building Solutions for American Tower Corporation, a publicly traded telecom infrastructure provider, from August 2005 to June 2006. He previously held that position with SpectraSite Communications, a publicly traded telecom infrastructure provider, which was acquired by American Tower, from May 2002 to August 2005. From January 2000 to May 2002, Mr. Stern served as Vice President of Real Estate, Building Division, with SpectraSite Communications.
     We have entered into an employment agreement with Mr. Stern. Under the Agreement:
•	Mr. Stern will receive an annual base salary of not less than $300,000. Mr. Stern will also earn an annual bonus determined by our Compensation Committee targeted to be at least 50% of base salary. The bonus will be not less than $100,000 in the first year of employment.

•	Mr. Stern will be granted 50,000 shares of restricted common stock and options to purchase 50,000 shares of our common stock, which vest over three years. Vesting will accelerate upon a change in control. ‘Change in control’ means the direct or indirect sale, lease, transfer, conveyance or other disposition, of all or substantially all of our properties or assets and our subsidiaries taken as a whole.
     Mr. Stern may terminate his employment upon not less than 30 days written notice.
     We may terminate Mr. Stern at any time with or without cause. If we terminate Mr. Stern without cause, he will have the right to receive severance equal to one month’s compensation for each month he has been employed by us, but such severance shall not be less than six months compensation nor greater than 24 months compensation. If Mr. Stern’s employment is terminated upon or in anticipation of a change in control, then Mr. Stern shall receive severance of no less than one year’s compensation.
     A copy of the press release announcing Mr. Stern’s appointment is Exhibit 99.1 hereto.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
99.1	Press Release dated November 14, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRM CORPORATION

Date: November 16, 2006	By:	/s/ Daniel E. O’Brien
	Name:	Daniel E. O’Brien
	Title:	Chief Financial Officer

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